Exhibit 10.4

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (“IP Security Agreement”), dated as of June 24, 2024, is made by BIO-KEY INTERNATIONAL, INC., a Delaware corporation (“Debtor”), in favor of STREETERVILLE CAPITAL, LLC, a Utah limited liability company (the “Secured Party”).

A.

Debtor issued to Secured Party a certain Secured Promissory Note of even date herewith, as may be amended from time to time (the “Note”), pursuant to a certain Note Purchase Agreement of even date herewith by and between Debtor and Secured Party (the “Purchase Agreement”).

B.

In order to induce Secured Party to extend the credit evidenced by the Note, Debtor has agreed to enter into that certain Security Agreement of even date herewith by and between Debtor and Secured Party (the “Security Agreement”) and to grant Secured Party a security interest in certain “Collateral” as defined in the Security Agreement.

C.

Under the terms of the Security Agreement, Debtor has granted to the Secured Party a security interest in, among other property, certain intellectual property of the Debtor, and has agreed to execute and deliver this IP Security Agreement for recording with governmental authorities, including, but not limited to, the United States Patent and Trademark Office.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Grant of Security. Debtor hereby pledges and grants to Secured Party a security interest in and to all of the right, title, and interest of such Debtor in, to, and under the following (the “IP Collateral”):

(a)    the patents, patent applications and trademarks set forth on Schedule 1 hereto and all reissues, divisions, continuations, continuations-in-part, renewals, extensions, and reexaminations thereof, and amendments thereto;

(b)    all rights of any kind whatsoever of Debtor accruing under any of the foregoing provided by applicable law of any jurisdiction, by international treaties and conventions and otherwise throughout the world;

(c)    any and all royalties, fees, income, payments, and other proceeds now or hereafter due or payable with respect to any and all of the foregoing; and

(d)    any and all claims and causes of action with respect to any of the foregoing, whether occurring before, on, or after the date hereof, including all rights to and claims for damages, restitution, and injunctive and other legal and equitable relief for past, present, and future infringement, dilution, misappropriation, violation, misuse, breach, or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

2.         Recordation. Debtor authorizes the Commissioner for Patents and the Commissioner for Trademarks in the United States Patent and Trademark Office and the officials of corresponding entities or agencies in any applicable jurisdictions to record and register this IP Security Agreement upon request by the Secured Party.

3.          Loan Documents. This IP Security Agreement has been entered into pursuant to and in conjunction with the Security Agreement, the Note Purchase Agreement, and the Note, which are hereby incorporated by reference. The provisions of the Security Agreement, the Note Purchase Agreement, and the Note shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of the Secured Party with respect to the IP Collateral are as provided by the Security Agreement, the Note Purchase Agreement, and the Note, and related documents, and nothing in this IP Security Agreement shall be deemed to limit such rights and remedies.

4.         Execution in Counterparts. This IP Security Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this IP Security Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this IP Security Agreement.

5.           Successors and Assigns. This IP Security Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

6.          Governing Law; Arbitration. This IP Security Agreement and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this IP Security Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of Utah, without giving effect to any choice or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction), and will be subject to the Arbitration Provisions (as defined in the Purchase Agreement) attached as an exhibit to the Purchase Agreement.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, Debtor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

BIO-KEY INTERNATIONAL, INC.

By: /s/ Cecilia C. Welch Cecilia C. Welch, CFO Address for Notices: 101 Crawfords Road, Suite 4116 Holmdel, New Jersey 07733

AGREED TO AND ACCEPTED:

STREETERVILLE CAPITAL, LLC

By: /s/ John M. Fife John M. Fife, President Address for Notices: 303 East Wacker Drive, Suite 1040 Chicago, IL 60601

[Signature Page for Intellectual Property Security Agreement]

SCHEDULE 1

PATENTS

Patents

Title	Patent No.	Issue Date	Record Owner
Image Processing Technology	No. 7,155,040	December 26, 2006	BIO-key International, Inc.
Image Enhancement and Data Core Extraction Algorithm Components	No. 7,359,553	April 15, 2008	BIO-key International, Inc.
“Match Template Protection within a Biometric Security System” Method	No. 7,454,624	November 18, 2008	BIO-key International, Inc.
Trusted Biometric Device	No. 7,502,938	March 10, 2009	BIO-key International, Inc.
“Generation of Directional Information in the Context of Image Processing” Method	No. 8,055,027	November 8, 2011	BIO-key International, Inc.
“Method For Retrofitting Password Enabled Computer Software with a Redirectional User Authentication Method”	No. 8,196,193	June 5, 2012	PistolStar, Inc.
“Client Side Authentication Redirection”	No. 8,397,077	March 12, 2013	PistolStar, Inc.
“Utilization of Biometric Data” Method	No. 9,646,146	May 3, 2017	BIO-key International, Inc.
“Utilization of Biometric Data” Method for a Mobile Device	No. 10,002,244	June 19, 2018	BIO-key International, Inc.
“Adaptive Short Lists and Acceleration of Biometric Database Search” Method	No. 10,025,831	July 27, 2018	BIO-key International, Inc.
“Fingerprint Lock” Lock Design Method	No. 10,400,481	September 3, 2019	BIO-key International, Inc.
“Fingerprint Lock Control method and Fingerprint Lock System” Method	No. 10,410,040	September 10, 2019	BIO-key International, Inc.
“Biometric Recognition for Uncontrolled Acquisition Environments” Method	No. 10,984,085	April 20, 2021	BIO-key International, Inc.

Patent Applications

Title	Application/ Publication Number	Filing Date	Record Owner

Trademarks

Title	Trademark No.	Registration Date	Record Owner
TRUE USER IDENTIFICATION	No. 78328764	September 6, 2005	BIO-key International, Inc.
PORTALGUARD	No. 90836115	August 9, 2022	BIO-key International, Inc.
TRUE USER IDENTIFICATION	No. 85163934	April 17, 2012	BIO-key International, Inc.
BIO-KEY	No. 90836153	August 9, 2022	BIO-key International, Inc.
SIDETOUCH	No. 87096696	October 16, 2018	BIO-key International, Inc.
WEB-KEY	No. 78362839	November 1, 2005	BIO-key International, Inc.
B BIO-KEY	No. 86081366	December 16, 2014	BIO-key International, Inc.
INTELLIGENT IMAGE INDEXING	No. 77204687	January 1, 2009	BIO-key International, Inc.
ECOID	No. 87093755	September 12, 2017	BIO-key International, Inc.
MOBILEAUTH	No. 90850614	November 8, 2022	BIO-key International, Inc.
SIDESWIPE	No. 86434928	August 23, 2016	BIO-key International, Inc.
SIDEPASS	No. 87385033	May 22, 2018	BIO-key International, Inc.
BIO-KEY	No. 75443426	May 18, 1999	BIO-key International, Inc.
PORTALGUARD	No. 85213180	July 19, 2011	BIO-key International, Inc.
PISTOLSTAR	No. 76657969	January 23, 2007	BIO-key International, Inc.